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                                                                                                     EXHIBIT 1

                           DIRECTORS AND EXECUTIVE OFFICERS OF JGD MANAGEMENT CORP.


                                          Principal Business
        Name               Title                Address                 Principal Occupation       Citizenship
        ----               -----                -------                 --------------------       -----------
   James G. Dinan          Chief             767 Fifth Avenue           Investment management          USA
                         Executive               17th Fl.
                        Officer and      New York, New York 10153       JGD Management Corp.
                         Director                                         767 Fifth Avenue
                                                                              17th Fl.
                                                                      New York, New York 10153
   Adam J. Semler          Chief             767 Fifth Avenue           Investment management          USA
                         Financial               17th Fl.
                        Officer and      New York, New York 10153       JGD Management Corp.
                         Director                                         767 Fifth Avenue
                                                                              17th Fl.
                                                                      New York, New York 10153
 Daniel A. Schwartz        Chief             767 Fifth Avenue           Investment management       Canadian
                        Investment       New York, New York 10153
                        Officer and                                     JGD Management Corp.
                         Director                                         767 Fifth Avenue
                                                                              17th Fl.
                                                                      New York, New York 10153
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